Exhibit 99.1

N E W S R E L E A S E

FOR IMMEDIATE RELEASE	Media Contacts:	Investor Contacts:
	Tom Joyce	Steve McGarry
	703/984-5610	703/984-6746
	Martha Holler	Joe Fisher
	703/984-5178	703/984-5755
SALLIE MAE ANNOUNCES FOURTH-QUARTER AND FULL-YEAR 2007 RESULTS
•	Loan Loss Provision Creates Net Loss in Fourth Quarter

•	Originations Top $25 Billion
RESTON, Va., Jan. 23, 2008 — SLM Corporation (NYSE: SLM), commonly known as Sallie Mae, today reported “core earnings” results that include a fourth-quarter 2007 net loss of $139 million, or $.36 diluted loss per share, and full-year 2007 net income of $560 million, or $1.23 diluted earnings per share.
     Student loan originations totaled $5.0 billion in the 2007 fourth quarter and $25.5 billion during the full-year 2007. Student loans originated through Sallie Mae’s internal brands, the most profitable segment of total student loan originations, grew 27 percent year over year to $16.6 billion.
     The company recorded a loan loss provision of $575 million on a GAAP basis, or $750 million on a “core earnings” basis, in the 2007 fourth quarter that contributed to a net loss for the quarter and reduced earnings for the year. The increase in the provision relates primarily to the actual and expected performance of the non-traditional, higher-risk portion of the company’s managed student loan portfolio.
     “While there were some bright spots, we are obviously disappointed by our fourth-quarter results overall. Our cost of funds and loan loss expectations were impacted by weakening credit markets,” said Albert Lord, chief executive officer. “We faced significant distractions in 2007, but we have taken several of the necessary steps to position the company for a return to strong, quality asset and earnings growth. Our business trends point in the right direction. In 2007, a challenging

Sallie Mae	•	12061 Bluemont Way	•	Reston, Va 20190	•	www.salliemae.com

year for our industry, we helped students with a record amount of financing to pay for college. In 2008 and beyond, our market leadership position will continue to grow together with the demand for higher education.”
     Sallie Mae reports financial results on a GAAP basis and also presents certain “core earnings” performance measures. The company’s management, equity investors, credit rating agencies and debt capital providers use these “core earnings” measures to monitor the company’s business performance.
     Sallie Mae reported a fourth-quarter 2007 GAAP net loss of $1.6 billion, or $3.98 diluted loss per share, including a $1.5 billion mark-to-market loss on the company’s equity forward contract, which was physically settled in full in January 2008. This compares to net income of $18 million, or $.02 diluted earnings per share, in the year-ago period.
     The GAAP net loss for 2007 totaled $896 million, compared to GAAP net income of $1.2 billion in 2006. The 2007 GAAP results include principally the forward contract mark-to-market loss and private loan loss provision of $884 million.
     Fourth-quarter 2007 “core earnings” net loss was $139 million, or $.36 diluted loss per share, compared to net income of $326 million, or $.74 diluted earnings per share, in the year-ago period. Driving the 2007 fourth-quarter’s loss were provisions for loan losses of $750 million. This compares to $88 million in the year-ago quarter.
     For the full-year 2007, “core earnings” net income was $560 million, compared to $1.3 billion in 2006.
     “Core earnings” net interest income was $612 million for the 2007 fourth quarter, compared to the year-ago quarter’s $651 million. “Core earnings” other income, which consists primarily of fees earned from guarantor servicing and collection activity, was $306 million in the fourth-quarter 2007, up from $283 million in the year-ago period.
     In 2007, “core earnings” net interest income was $2.6 billion, up from $2.5 billion in 2006. “Core earnings” other income was $1.2 billion in 2007, compared to $1.1 billion in 2006.
     “Core earnings” operating expenses were $388 million in the fourth-quarter 2007, compared to $328 million in the fourth-quarter 2006. “Core earnings” operating expenses were $1.4 billion in 2007 and $1.3 billion in 2006.
     Both a description of the “core earnings” treatment and a full reconciliation to the GAAP income statement can be found at: http://www.salliemae.com/about/investors/stockholderinfo/earningsinfo/, click on the Fourth Quarter 2007 Supplemental Earnings Disclosure.
***
The company will host a quarterly earnings conference call and shareholder conference today at 10 a.m. EST. Sallie Mae executives will be on hand to discuss the company’s 2007 results and future outlook. Individuals interested in participating should call the following number today, Jan. 23, 2008, starting at 9:45 a.m. EST: (877) 356-5689 (USA and Canada) or (706) 679-0623 (International). The conference call will be replayed continuously beginning at 3 p.m.

Sallie Mae	•	12061 Bluemont Way	•	Reston, Va 20190	•	www.salliemae.com

EST on Wednesday, Jan. 23, 2008, and concluding at midnight, Feb. 6, 2008. To access the replay, please dial (800) 642-1687 (USA and Canada) or dial (706) 645-9291 (International) and use access code 30431411. In addition, there will be a live audio Web cast of the conference, which may be accessed at www.SallieMae.com. A replay will be available immediately following the conference until midnight, Feb. 6, 2008.
This press release contains “forward-looking statements” including expectations as to future market share, the success of preferred channel originations and future results. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks include, among others, changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations, and from changes in such laws and regulations, adverse results in legal disputes, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environment. For more information, see the company’s filings with the Securities and Exchange Commission, including the forward-looking statements contained in the company’s Supplemental Financial Information Fourth Quarter 2007. All information in this release is as of Jan. 23, 2008. The Company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in the Company’s expectations.
***
SLM Corporation (NYSE: SLM), commonly known as Sallie Mae, is the nation’s leading provider of saving- and paying-for-college programs. The company manages nearly $164 billion in education loans and serves 10 million student and parent customers. Through its Upromise affiliates, the company also manages $19 billion in 529 college-savings plans, and is the largest private source of college funding contributions in America with 8.5 million members and $400 million in member rewards. Sallie Mae and its subsidiaries offer debt management services as well as business and technical products to a range of business clients, including higher education institutions, student loan guarantors and state and federal agencies. More information is available at www.salliemae.com. SLM Corporation and its subsidiaries are not sponsored by or agencies of the United States of America.
###

Sallie Mae	•	12061 Bluemont Way	•	Reston, Va 20190	•	www.salliemae.com

SLM CORPORATION

Supplemental Earnings Disclosure

December 31, 2007

(In millions, except per share amounts)

	Quarters ended			Years ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

SELECTED FINANCIAL INFORMATION AND RATIOS

GAAP Basis
Net income (loss)	$(1,635)	$(344)	$18	$(896)	$1,157
Diluted earnings (loss) per common share	$(3.98)	$(.85)	$.02	$(2.26)	$2.63
Return on assets	(4.60)%	(1.05)%	.07%	(.71)%	1.22%

“Core Earnings” Basis(1)
“Core Earnings” net income (loss)	$(139)	$259	$326	$560	$1,253
“Core Earnings” diluted earnings (loss) per common share	$(.36)	$.59	$.74	$1.23	$2.83
“Core Earnings” return on assets	(.30)%	.59%	.84%	.33%	.86%

OTHER OPERATING STATISTICS

Average on-balance sheet student loans	$121,685	$114,571	$91,522	$111,719	$84,856
Average off-balance sheet student loans	40,084	41,526	47,252	42,411	46,336

Average Managed student loans	$161,769	$156,097	$138,774	$154,130	$131,192

Ending on-balance sheet student loans, net	$124,153	$119,155	$95,920
Ending off-balance sheet student loans, net	39,423	40,604	46,172

Ending Managed student loans, net	$163,576	$159,759	$142,092

Ending Managed FFELP Stafford and Other Student Loans, net	$45,198	$44,270	$39,869
Ending Managed FFELP Consolidation Loans, net	90,050	88,070	79,635
Ending Managed Private Education Loans, net	28,328	27,419	22,588

Ending Managed student loans, net	$163,576	$159,759	$142,092

(1)	See explanation of “Core Earnings” performance measures under “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income.”

SLM CORPORATION

Consolidated Balance Sheets

(In thousands, except per share amounts)

	December 31,	September 30,	December 31,
	2007	2007	2006
	(unaudited)	(unaudited)

Assets
FFELP Stafford and Other Student Loans (net of allowance for losses of $47,518; $30,655; and $8,701, respectively)	$35,726,062	$34,108,560	$24,840,464
FFELP Consolidation Loans (net of allowance for losses of $41,211; $26,809; and $11,614, respectively)	73,609,187	71,370,681	61,324,008
Private Education Loans (net of allowance for losses of $885,931; $454,100; and $308,346, respectively)	14,817,725	13,675,571	9,755,289
Other loans (net of allowance for losses of $47,004; $21,738; and $20,394, respectively)	1,173,666	1,193,405	1,308,832
Cash and investments	10,546,411	12,040,001	5,184,673
Restricted cash and investments	4,600,106	4,999,369	3,423,326
Retained Interest in off-balance sheet securitized loans	3,044,038	3,238,637	3,341,591
Goodwill and acquired intangible assets, net	1,300,689	1,354,141	1,371,606
Other assets	10,747,107	8,835,025	5,585,943

Total assets	$155,564,991	$150,815,390	$116,135,732

Liabilities
Short-term borrowings	$35,947,407	$33,008,374	$3,528,263
Long-term borrowings	111,098,144	108,860,988	104,558,531
Other liabilities	3,284,545	3,934,267	3,679,781

Total liabilities	150,330,096	145,803,629	111,766,575

Commitments and contingencies
Minority interest in subsidiaries	11,360	10,054	9,115
Stockholders’ equity
Preferred stock, par value $.20 per share, 20,000 shares authorized; Series A: 3,300; 3,300; and 3,300 shares, respectively, issued at stated value of $50 per share; Series B: 4,000; 4,000; and 4,000 shares, respectively, issued at stated value of $100 per share	565,000	565,000	565,000
Preferred stock, 7.25% mandatory convertible preferred stock, Series C, 1,000 shares authorized; 1,000; 0; and 0 shares, respectively, issued at liquidation preference of $1,000 per share	1,000,000	—	—
Common stock, par value $.20 per share, 1,125,000 shares authorized: 532,493; 439,660; and 433,113 shares, respectively, issued	106,499	87,932	86,623
Additional paid-in capital	4,590,174	2,847,748	2,565,211
Accumulated other comprehensive income, net of tax	236,364	245,352	349,111
Retained earnings	557,204	2,437,639	1,834,718

Stockholders’ equity before treasury stock	7,055,241	6,183,671	5,400,663
Common stock held in treasury: 65,951; 25,544; and 22,496 shares, respectively	1,831,706	1,181,964	1,040,621

Total stockholders’ equity	5,223,535	5,001,707	4,360,042

Total liabilities and stockholders’ equity	$155,564,991	$150,815,390	$116,135,732

SLM CORPORATION

Consolidated Statements of Income

(In thousands, except per share amounts)

	Quarters ended			Years ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$553,313	$545,618	$408,727	$2,060,993	$1,408,938
FFELP Consolidation Loans	1,095,565	1,145,473	966,840	4,343,138	3,545,857
Private Education Loans	395,962	392,737	291,425	1,456,471	1,021,221
Other loans	25,427	25,990	26,556	105,843	97,954
Cash and investments	240,846	211,303	141,155	707,577	503,002

Total interest income	2,311,113	2,321,121	1,834,703	8,674,022	6,576,972
Total interest expense	1,976,642	1,879,811	1,462,733	7,085,772	5,122,855

Net interest income	334,471	441,310	371,970	1,588,250	1,454,117
Less: provisions for loan losses	574,178	142,600	92,005	1,015,308	286,962

Net interest income (loss) after provisions for loan losses	(239,707)	298,710	279,965	572,942	1,167,155

Other income (loss):
Gains on student loan securitizations	—	—	—	367,300	902,417
Servicing and securitization revenue	23,289	28,883	184,686	437,097	553,541
Losses on loans and securities, net	(28,441)	(25,163)	(24,458)	(95,492)	(49,357)
Gains (losses) on derivative and hedging activities, net	(1,337,703)	(487,478)	(244,521)	(1,360,584)	(339,396)
Guarantor servicing fees	40,980	45,935	33,089	156,429	132,100
Debt management fees	91,872	76,306	92,501	335,737	396,830
Collections revenue	76,105	52,788	57,878	271,547	239,829
Other	92,954	106,684	103,927	385,075	338,307

Total other income (loss)	(1,040,944)	(202,045)	203,102	497,109	2,174,271
Operating expenses	440,974	355,899	352,747	1,551,847	1,346,152

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	(1,721,625)	(259,234)	130,320	(481,796)	1,995,274
Income tax expense (benefit)	(86,904)	84,449	111,752	412,283	834,311

Income (loss) before minority interest in net earnings of subsidiaries	(1,634,721)	(343,683)	18,568	(894,079)	1,160,963
Minority interest in net earnings of subsidiaries	537	77	463	2,315	4,007

Net income (loss)	(1,635,258)	(343,760)	18,105	(896,394)	1,156,956
Preferred stock dividends	9,622	9,274	9,258	37,145	35,567

Net income (loss) attributable to common stock	$(1,644,880)	$(353,034)	$8,847	$(933,539)	$1,121,389

Basic earnings (loss) per common share	$(3.98)	$(.85)	$.02	$(2.26)	$2.73

Average common shares outstanding	413,049	412,944	409,597	412,233	410,805

Diluted earnings (loss) per common share	$(3.98)	$(.85)	$.02	$(2.26)	$2.63

Average common and common equivalent shares outstanding	413,049	412,944	418,357	412,233	451,170

Dividends per common share	$—	$—	$.25	$.25	$.97

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income

(In thousands)

	Quarter Ended December 31, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
	(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$705,051	$—	$—	$705,051	$(151,738)	$553,313
FFELP Consolidation Loans	1,354,573	—	—	1,354,573	(259,008)	1,095,565
Private Education Loans	731,217	—	—	731,217	(335,255)	395,962
Other loans	25,427	—	—	25,427	—	25,427
Cash and investments	272,875	—	5,837	278,712	(37,866)	240,846

Total interest income	3,089,143	—	5,837	3,094,980	(783,867)	2,311,113
Total interest expense	2,471,613	6,592	5,165	2,483,370	(506,728)	1,976,642

Net interest income (loss)	617,530	(6,592)	672	611,610	(277,139)	334,471
Less: provisions for loan losses	749,460	—	1	749,461	(175,283)	574,178

Net interest income (loss) after provisions for loan losses	(131,930)	(6,592)	671	(137,851)	(101,856)	(239,707)
Fee income	—	91,872	40,980	132,852	—	132,852
Collections revenue	—	73,916	—	73,916	2,189	76,105
Other income	44,189	—	55,354	99,543	(1,349,444)	(1,249,901)

Total other income (loss)	44,189	165,788	96,334	306,311	(1,347,255)	(1,040,944)
Operating expenses(1)	191,440	105,822	90,297	387,559	53,415	440,974

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	(279,181)	53,374	6,708	(219,099)	(1,502,526)	(1,721,625)
Income tax expense (benefit)(2)	(103,297)	19,749	2,481	(81,067)	(5,837)	(86,904)
Minority interest in net earnings of subsidiaries	—	537	—	537	—	537

Net income (loss)	$(175,884)	$33,088	$4,227	$(138,569)	$(1,496,689)	$(1,635,258)

(1)	Operating expenses for the Lending, APG, and Corporate and Other reportable segments include $5 million, $2 million, and $3 million, respectively, of stock option compensation expense, and $19 million, $2 million and $2 million, respectively, of severance expense.

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income

(In thousands)

	Quarter ended September 30, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
	(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$729,255	$—	$—	$729,255	$(183,637)	$545,618
FFELP Consolidation Loans	1,445,108	—	—	1,445,108	(299,635)	1,145,473
Private Education Loans	753,295	—	—	753,295	(360,558)	392,737
Other loans	25,990	—	—	25,990	—	25,990
Cash and investments	250,463	—	6,039	256,502	(45,199)	211,303

Total interest income	3,204,111	—	6,039	3,210,150	(889,029)	2,321,121
Total interest expense	2,533,909	6,632	5,282	2,545,823	(666,012)	1,879,811

Net interest income (loss)	670,202	(6,632)	757	664,327	(223,017)	441,310
Less: provisions for loan losses	199,591	—	—	199,591	(56,991)	142,600

Net interest income (loss) after provisions for loan losses	470,611	(6,632)	757	464,736	(166,026)	298,710
Fee income	—	76,306	45,935	122,241	—	122,241
Collections revenue	—	52,534	—	52,534	254	52,788
Other income	45,745	—	62,843	108,588	(485,662)	(377,074)

Total other income (loss)	45,745	128,840	108,778	283,363	(485,408)	(202,045)
Operating expenses(1)	163,855	94,625	78,882	337,362	18,537	355,899

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	352,501	27,583	30,653	410,737	(669,971)	(259,234)
Income tax expense (benefit)(2)	130,425	10,206	11,342	151,973	(67,524)	84,449
Minority interest in net earnings of subsidiaries	—	77	—	77	—	77

Net income (loss)	$222,076	$17,300	$19,311	$258,687	$(602,447)	$(343,760)

(1)	Operating expenses for the Lending, APG, and Corporate and Other reportable segments include $4 million, $2 million, and $2 million, respectively, of stock option compensation expense.

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income

(In thousands)

	Quarter ended December 31, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
			(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$700,961	$—	$—	$700,961	$(292,234)	$408,727
FFELP Consolidation Loans	1,305,744	—	—	1,305,744	(338,904)	966,840
Private Education Loans	620,092	—	—	620,092	(328,667)	291,425
Other loans	26,556	—	—	26,556	—	26,556
Cash and investments	197,161	—	2,225	199,386	(58,231)	141,155

Total interest income	2,850,514	—	2,225	2,852,739	(1,018,036)	1,834,703
Total interest expense	2,189,781	6,440	5,630	2,201,851	(739,118)	1,462,733

Net interest income (loss)	660,733	(6,440)	(3,405)	650,888	(278,918)	371,970
Less: provisions for loan losses	87,895	—	298	88,193	3,812	92,005

Net interest income (loss) after provisions for loan losses	572,838	(6,440)	(3,703)	562,695	(282,730)	279,965
Fee income	—	92,501	33,089	125,590	—	125,590
Collections revenue	—	57,473	—	57,473	405	57,878
Other income	40,034	—	59,690	99,724	(80,090)	19,634

Total other income (loss)	40,034	149,974	92,779	282,787	(79,685)	203,102
Operating expenses(1)	164,289	91,833	71,567	327,689	25,058	352,747

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	448,583	51,701	17,509	517,793	(387,473)	130,320
Income tax expense (benefit)(2)	165,976	19,178	6,429	191,583	(79,831)	111,752
Minority interest in net earnings of subsidiaries	—	463	—	463	—	463

Net income (loss)	$282,607	$32,060	$11,080	$325,747	$(307,642)	$18,105

(1)	Operating expenses for the Lending, APG, and Corporate and Other reportable segments include $8 million, $3 million, and $3 million, respectively, of stock option compensation expense.

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income

(In thousands)

	Year ended December 31, 2007
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
	(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$2,848,283	$—	$—	$2,848,283	$(787,290)	$2,060,993
FFELP Consolidation Loans	5,521,931	—	—	5,521,931	(1,178,793)	4,343,138
Private Education Loans	2,834,595	—	—	2,834,595	(1,378,124)	1,456,471
Other loans	105,843	—	—	105,843	—	105,843
Cash and investments	867,659	—	21,208	888,867	(181,290)	707,577

Total interest income	12,178,311	—	21,208	12,199,519	(3,525,497)	8,674,022
Total interest expense	9,597,099	26,523	21,440	9,645,062	(2,559,290)	7,085,772

Net interest income (loss)	2,581,212	(26,523)	(232)	2,554,457	(966,207)	1,588,250
Less: provisions for loan losses	1,393,962	—	607	1,394,569	(379,261)	1,015,308

Net interest income (loss) after provisions for loan losses	1,187,250	(26,523)	(839)	1,159,888	(586,946)	572,942
Fee income	—	335,737	156,429	492,166	—	492,166
Collections revenue	—	269,184	—	269,184	2,363	271,547
Other income	193,810	—	217,655	411,465	(678,069)	(266,604)

Total other income (loss)	193,810	604,921	374,084	1,172,815	(675,706)	497,109
Operating expenses(1)	708,508	390,002	341,116	1,439,626	112,221	1,551,847

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	672,552	188,396	32,129	893,077	(1,374,873)	(481,796)
Income tax expense (benefit)(2)	248,844	69,707	11,887	330,438	81,845	412,283
Minority interest in net earnings of subsidiaries	—	2,315	—	2,315	—	2,315

Net income (loss)	$423,708	$116,374	$20,242	$560,324	$(1,456,718)	$(896,394)

(1)	Operating expenses for the Lending, APG, and Corporate and Other reportable segments include $31 million, $11 million, and $15 million, respectively, of stock option compensation expense, and $19 million, $2 million and $2 million, respectively, of severance expense.

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income

(In thousands)

	Year Ended December 31, 2006
			Corporate	Total “Core		Total
	Lending	APG	and Other	Earnings”	Adjustments	GAAP
	(unaudited)

Interest income:
FFELP Stafford and Other Student Loans	$2,771,236	$—	$—	$2,771,236	$(1,362,298)	$1,408,938
FFELP Consolidation Loans	4,690,060	—	—	4,690,060	(1,144,203)	3,545,857
Private Education Loans	2,092,068	—	—	2,092,068	(1,070,847)	1,021,221
Other loans	97,954	—	—	97,954	—	97,954
Cash and investments	704,336	—	6,989	711,325	(208,323)	503,002

Total interest income	10,355,654	—	6,989	10,362,643	(3,785,671)	6,576,972
Total interest expense	7,877,263	23,150	11,768	7,912,181	(2,789,326)	5,122,855

Net interest income (loss)	2,478,391	(23,150)	(4,779)	2,450,462	(996,345)	1,454,117
Less: provisions for loan losses	302,498	—	282	302,780	(15,818)	286,962

Net interest income (loss) after provisions for loan losses	2,175,893	(23,150)	(5,061)	2,147,682	(980,527)	1,167,155
Fee income	—	396,830	132,100	528,930	—	528,930
Collections revenue	—	238,970	—	238,970	859	239,829
Other income	177,451	—	155,025	332,476	1,073,036	1,405,512

Total other income (loss)	177,451	635,800	287,125	1,100,376	1,073,895	2,174,271
Operating expenses(1)	645,057	357,797	249,958	1,252,812	93,340	1,346,152

Income (loss) before income taxes and minority interest in net earnings of subsidiaries	1,708,287	254,853	32,106	1,995,246	28	1,995,274
Income tax expense (benefit)(2)	632,067	94,344	11,830	738,241	96,070	834,311
Minority interest in net earnings of subsidiaries	—	4,007	—	4,007	—	4,007

Net income (loss)	$1,076,220	$156,502	$20,276	$1,252,998	$(96,042)	$1,156,956

(1)	Operating expenses for the Lending, APG, and Corporate and Other reportable segments include $34 million, $12 million, and $17 million, respectively, of stock option compensation expense.

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

SLM CORPORATION

Reconciliation of ‘Core Earnings‘ Net Income to GAAP Net Income

(In thousands, except per share amounts)

	Quarters Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

“Core Earnings” net income (loss)(A)	$(138,569)	$258,687	$325,747	$560,324	$1,252,998
“Core Earnings” adjustments:
Net impact of securitization accounting	(2,547)	(157,050)	(67,984)	246,817	532,506
Net impact of derivative accounting	(1,396,683)	(453,949)	(242,614)	(1,340,792)	(229,452)
Net impact of Floor Income	(49,844)	(40,390)	(51,762)	(168,501)	(209,445)
Net impact of acquired intangibles	(53,452)	(18,582)	(25,113)	(112,397)	(93,581)

Total “Core Earnings” adjustments before income taxes and minority interest in net earnings of subsidiaries	(1,502,526)	(669,971)	(387,473)	(1,374,873)	28
Net tax effect(B)	5,837	67,524	79,831	(81,845)	(96,070)

Total “Core Earnings” adjustments	(1,496,689)	(602,447)	(307,642)	(1,456,718)	(96,042)

GAAP net income (loss)	$(1,635,258)	$(343,760)	$18,105	$(896,394)	$1,156,956

GAAP diluted earnings (loss) per common share	$(3.98)	$(.85)	$.02	$(2.26)	$2.63

(A) “Core Earnings” diluted earnings (loss) per common share	$(.36)	$.59	$.74	$1.23	$2.83

(B)	Such tax effect is based upon the Company’s “Core Earnings” effective tax rate for the year. The net tax effect results primarily from the exclusion of the permanent income tax impact of the equity forward contracts.

“Core Earnings”

In accordance with the Rules and Regulations of the Securities and Exchange Commission (“SEC”), we prepare financial statements in accordance with generally accepted accounting principles in the United States of America (“GAAP”). In addition to evaluating the Company’s GAAP-based financial information, management evaluates the Company’s business segments on a basis that, as allowed under SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information,” differs from GAAP. We refer to management’s basis of evaluating our segment results as “Core Earnings” presentations for each business segment and we refer to this information in our presentations with credit rating agencies and lenders. While “Core Earnings” are not a substitute for reported results under GAAP, we rely on “Core Earnings” to manage each operating segment because we believe these measures provide additional information regarding the operational and performance indicators that are most closely assessed by management.

Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. “Core Earnings” net income reflects only current period adjustments to GAAP net income as described below. Unlike financial accounting, there is no comprehensive, authoritative guidance for management reporting and as a result, our management reporting is not necessarily comparable with similar information for any other financial institution. Our operating segments are defined by the products and services they offer or the types of customers they serve, and they reflect the manner in which financial information is currently evaluated by management. Intersegment revenues and expenses are netted within the appropriate financial statement line items consistent with the income statement presentation provided to management. Changes in management structure or allocation methodologies and procedures may result in changes in reported segment financial information. A more detailed discussion of the differences between GAAP and “Core Earnings” follows.

Limitations of “Core Earnings”

While GAAP provides a uniform, comprehensive basis of accounting, for the reasons described above, management believes that “Core Earnings” are an important additional tool for providing a more complete understanding of the Company’s results of operations. Nevertheless, “Core Earnings” are subject to certain general and specific limitations that investors should carefully consider. For example, as stated above, unlike financial accounting, there is no comprehensive, authoritative guidance for management reporting. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. Unlike GAAP, “Core Earnings” reflect only current period adjustments to GAAP. Accordingly, the Company’s “Core Earnings” presentation does not represent a comprehensive basis of accounting. Investors, therefore, may not compare our Company’s performance with that of other financial services companies based upon “Core Earnings.” “Core Earnings” results are only meant to supplement GAAP results by providing additional information regarding the operational and performance indicators that are most closely used by management, the Company’s board of directors, rating agencies and lenders to assess performance.

Other limitations arise from the specific adjustments that management makes to GAAP results to derive “Core Earnings” results. For example, in reversing the unrealized gains and losses that result from SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” on derivatives that do not qualify for “hedge treatment,” as well as on derivatives that do qualify but are in part ineffective because they are not perfect hedges, we focus on the long-term economic effectiveness of those instruments relative to the underlying hedged item and isolate the effects of interest rate volatility, changing credit spreads and changes in our stock price on the fair value of such instruments during the period. Under GAAP, the effects of these factors on the fair value of the derivative instruments (but not on the underlying hedged item) tend to show more volatility in the short term. While our presentation of our results on a “Core Earnings” basis provides important information regarding the performance of our Managed portfolio, a limitation of this presentation is that we are presenting the ongoing spread income on loans that have been sold to a trust managed by us. While we believe that our “Core Earnings” presentation presents the economic substance of our Managed loan portfolio, it understates earnings volatility from securitization gains. Our “Core Earnings” results exclude certain Floor Income, which is real cash income, from our reported results and therefore may understate earnings in certain periods. Management’s financial planning and valuation of operating results, however, does not take into account Floor Income because of its inherent uncertainty, except when it is economically hedged through Floor Income Contracts.

Pre-Tax Differences between “Core Earnings” and GAAP

Our “Core Earnings” are the primary financial performance measures used by management to evaluate performance and to allocate resources. Accordingly, financial information is reported to management on a “Core Earnings” basis by reportable segment, as these are the measures used regularly by our chief operating decision maker. Our “Core Earnings” are used in developing our financial plans and tracking results, and also in establishing corporate performance targets and determining incentive compensation. Management believes this information provides additional insight into the financial performance of the Company’s core business activities. “Core Earnings” net income reflects only current period adjustments to GAAP net income, as described in the more detailed discussion of the differences between “Core Earnings” and GAAP that follows, which includes further detail on each specific adjustment required to reconcile our “Core Earnings” segment presentation to our GAAP earnings.

1)	Securitization Accounting: Under GAAP, certain securitization transactions in our Lending operating segment are accounted for as sales of assets. Under “Core Earnings” for the Lending operating segment, we present all securitization transactions on a “Core Earnings” basis as long-term non-recourse financings. The upfront “gains” on sale from securitization transactions as well as ongoing “servicing and securitization revenue” presented in accordance with GAAP are excluded from “Core

Earnings” and are replaced by the interest income, provisions for loan losses, and interest expense as they are earned or incurred on the securitization loans. We also exclude transactions with our off-balance sheet trusts from “Core Earnings” as they are considered intercompany transactions on a “Core Earnings” basis.

2)	Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses arising primarily in our Lending operating segment, and to a lesser degree in our Corporate and Other reportable segment, that are caused primarily by the one-sided mark-to-market derivative valuations prescribed by SFAS No. 133 on derivatives that do not qualify for “hedge treatment” under GAAP. In our “Core Earnings” presentation, we recognize the economic effect of these hedges, which generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item’s life. “Core Earnings” also exclude the gain or loss on equity forward contracts that under SFAS No. 133, are required to be accounted for as derivatives and are marked-to-market through earnings.

3)	Floor Income: The timing and amount (if any) of Floor Income earned in our Lending operating segment is uncertain and in excess of expected spreads. Therefore, we exclude such income from “Core Earnings” when it is not economically hedged. We employ derivatives, primarily Floor Income Contracts and futures, to economically hedge Floor Income. As discussed above in “Derivative Accounting,” these derivatives do not qualify as effective accounting hedges, and therefore, under GAAP, they are marked-to-market through the “gains (losses) on derivative and hedging activities, net” line on the income statement with no offsetting gain or loss recorded for the economically hedged items. For “Core Earnings,” we reverse the fair value adjustments on the Floor Income Contracts and futures economically hedging Floor Income and include the amortization of net premiums received in income.

4)	Acquired Intangibles: Our “Core Earnings” exclude goodwill and intangible impairment and the amortization of acquired intangibles.